Affiliate Transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Affiliate Transactions
Affiliate Transactions
The Partnership engages in various transactions with Devon and other affiliated entities. Prior to March 7, 2014, these transactions relate to Predecessor transactions consisting of sales to and from affiliates, services provided by affiliates, cost allocations from affiliates and centralized cash management activities performed by affiliates. Management believes these transactions are executed on terms that are fair and reasonable and are consistent with terms for transactions with nonaffiliated third parties. The amounts related to affiliate transactions are specified in the accompanying financial statements.
The Predecessor’s historical assets comprised all of Devon’s U.S. midstream assets and operations. However, only its assets serving the Barnett, Cana-Woodford and Arkoma-Woodford Shales, as well as contractual rights to the economic burdens and benefits of Devon's 38.75% interest in GCF, were contributed to Midstream Holdings in connection with the business combination. Assets that were not contributed from the Predecessor are reflected as discontinued operations prior to March 7, 2014 and reflected as a reduction in equity at March 7, 2014. Further, the Predecessor’s historical combined financial statements include U.S. federal and state income tax expense. As a result of the business combination, Midstream Holdings is a legal entity that is treated as a partnership for tax purposes and is not subject to U.S. federal income tax or certain state income taxes in the future. The business combination transactions were treated as a reorganization under common control for tax purposes. Therefore, the elimination of the related deferred tax liability is reflected as an increase in equity.
Midstream Holdings, in which the Partnership holds a 50% economic interest as of March 7, 2014, conducts business with Devon pursuant to the gathering and processing agreements described below. On February 17, 2015, the Partnership acquired the February Transferred Interest from Acacia, a wholly-owned subsidiary of ENLC, as described in Note (3)-Acquisitions. On May 27, 2015, the Partnership acquired the May Transferred Interest from Acacia as described in Note (3)-Acquisitions. In addition, on April 1, 2015, the Partnership acquired the VEX Interests from Devon as described in Note (3)-Acquisitions.
The legacy Partnership also historically has maintained a relationship with Devon as a customer, as described in more detail below.
Gathering and Processing Agreements
As described in Note 1, Midstream Holdings was previously a wholly-owned subsidiary of Devon, and all of its assets were contributed to it by Devon.  In connection with the consummation of the business combination, EnLink Midstream Services, LLC, a wholly-owned subsidiary of Midstream Holdings (“EnLink Midstream Services”), entered into 10-year gathering and processing agreements with Devon pursuant to which EnLink Midstream Services provides gathering, treating, compression, dehydration, stabilization, processing and fractionation services, as applicable, for natural gas delivered by Devon Gas Services, L.P., a subsidiary of Devon (“Gas Services”) to Midstream Holdings’ gathering and processing systems in the Barnett, Cana-Woodford and Arkoma-Woodford Shales. SWG Pipeline, L.L.C. (“SWG Pipeline”), another wholly-owned subsidiary of Midstream Holdings, entered into a 10-year gathering agreement with Devon pursuant to which SWG Pipeline provides gathering, treating, compression, dehydration and redelivery services, as applicable, for natural gas delivered by Gas Services to another of the Partnership's gathering system in the Barnett Shale.
These agreements provide Midstream Holdings with dedication of all of the natural gas owned or controlled by Devon and produced from or attributable to existing and future wells located on certain oil, natural gas and mineral leases covering land within the acreage dedications, excluding properties previously dedicated to other natural gas gathering systems not owned and operated by Devon. Pursuant to the gathering and processing agreements, Devon has committed to deliver specified average minimum daily volumes of natural gas to Midstream Holdings’ gathering systems in the Barnett, Cana-Woodford and Arkoma-Woodford Shales during each calendar quarter for a five-year period following execution. Devon is entitled to firm service, meaning that if capacity on a system is curtailed or reduced, or capacity is otherwise insufficient, Midstream Holdings will take delivery of as much Devon natural gas as is permitted in accordance with applicable law.
The gathering and processing agreements are fee-based, and Midstream Holdings is paid a specified fee per MMBtu for natural gas gathered on Midstream Holdings’ gathering systems and a specified fee per MMBtu for natural gas processed. The particular fees, all of which are subject to an automatic annual inflation escalator at the beginning of each year, differ from one system to another and do not contain a fee redetermination clause.
On August 29, 2014, Gas Services assigned its 10-year gathering and processing agreement to Linn Exchange Properties, LLC (“Linn Energy”), which is a subsidiary of Linn Energy, LLC, in connection with Gas Services' divestiture of certain of its southeastern Oklahoma assets. Such assignment was effective as of December 1, 2014. Accordingly, beginning on December 1, 2014, Linn Energy is responsible to perform Gas Services' obligations under the agreement, which remains in full force and effect. The assignment of this agreement relates to production dedicated to our Northridge assets in southeastern Oklahoma. Gross operating margin related to our Northridge assets totaled $28.4 million for the year ended December 31, 2014.
Historical Customer Relationship with Devon
As noted above, the Partnership maintained a customer relationship with Devon prior to the business combination pursuant to which certain of the Partnership's subsidiaries provide gathering, transportation, processing and gas lift services to Devon subsidiaries in exchange for fee-based compensation under several agreements with such Devon subsidiaries.  The terms of these agreements vary, but the agreements expire between March 2015 and July 2021 and they automatically renew for month-to-month or year-to-year periods unless canceled by Devon prior to expiration.  In addition, one of the Partnership's subsidiaries has agreements with a subsidiary of Devon pursuant to which the Partnership's subsidiary purchases and sells NGLs and pays or receives, as applicable, a margin-based fee.  These NGL purchase and sale agreements have month-to-month terms.
Transition Services Agreement
In connection with the consummation of the business combination, the Partnership entered into a transition services agreement with Devon pursuant to which Devon provides certain services to the Partnership with respect to the business and operations of Midstream Holdings, including IT, accounting, pipeline integrity, compliance management and procurement services, and the Partnership provides certain services to Devon and its subsidiaries, including IT, human resources and other commercial and operational services. Substantially all services under the transition services agreement were completed during 2014.
GCF Agreement
In connection with the closing of the business combination, Midstream Holdings entered into an agreement with a wholly-owned subsidiary of Devon pursuant to which Devon agreed, from and after the closing of the business combination, to hold for the benefit of Midstream Holdings, the economic benefits and burdens of Devon’s 38.75% interest in GCF, which owns a fractionation facility in Mont Belvieu, Texas.
Lone Camp Gas Storage Agreement
In connection with the closing of the business combination, Midstream Holdings entered into an agreement with Gas Services under which Midstream Holdings provides gas storage services at its Lone Camp storage facility. Under this agreement, Gas Services reimburses Midstream Holdings for the expenses it incurs in providing the storage services. This agreement has minimal to no impact on Midstream Holdings' annual revenue.
Acacia Transportation Agreement
In connection with the closing of the business combination, Midstream Holdings entered into an agreement with a wholly-owned subsidiary of Devon pursuant to which Midstream Holdings provides transportation services to Devon on its Acacia pipeline.
Office Leases
In connection with the closing of the business combination, the Operating Partnership entered into three office lease agreements with a wholly-owned subsidiary of Devon pursuant to which the Operating Partnership leases office space from Devon at its Bridgeport, Oklahoma City and Cresson office buildings. Rent payable to Devon under these lease agreements is $174,000, $31,000 and $66,000, respectively, on an annual basis.
Tax Sharing Agreement
In connection with the closing of the business combination, the Partnership, ENLC and Devon entered into a tax sharing agreement providing for the allocation of responsibilities, liabilities and benefits relating to any tax for which a combined tax return is due.
The following presents financial information for the Predecessor's affiliate transactions and other transactions with Devon, all of which were settled through an adjustment to equity prior to March 7, 2014 (in millions):

	Year Ended December 31,
	2014	2013	2012
Continuing Operations:
Operating revenues - affiliates	$(436.4)	$(2,116.5)	$(1,753.9)
Operating expenses - affiliates	340.0	1,669.5	1,385.8
Net affiliate transactions	(96.4)	(447.0)	(368.1)
Capital expenditures	16.2	244.3	337.2
Other third-party transactions, net	58.9	51.5	118.7
Net third-party transactions	75.1	295.8	455.9
Net cash distributions to Devon - continuing operations	(21.3)	(151.2)	87.8
Non-cash distribution of net assets to Devon	(6.3)	—	—
Total net distributions per equity	$(27.6)	$(151.2)	$87.8

Discontinued operations:
Operating revenues - affiliates	$(10.4)	$(84.6)	$(152.0)
Operating expenses - affiliates	5.0	32.7	86.3
Cash used in financing activities - affiliates	—	(5.6)	(1.1)
Net affiliate transactions	(5.4)	(57.5)	(66.8)
Capital expenditures	0.6	1.1	26.5
Other third-party transactions, net	0.4	(72.0)	(23.6)
Net third-party transactions	1.0	(70.9)	2.9
Net distributions to Devon and non-controlling interests - discontinued operations	(4.4)	(128.4)	(63.9)
Non-cash distribution of net assets to Devon	(39.9)	—	—
Total net distributions per equity	$(44.3)	$(128.4)	$(63.9)
Total distributions- continuing and discontinued operations	$(71.9)	$(279.6)	$23.9

For the years ended December 31, 2014, 2013, 2012, Devon was a significant customer to the Partnership. Devon accounted for 30.6%, 92.2% and 91.9% of the Partnership's revenues for the year ended December 31, 2014, 2013 and 2012, respectively. The affiliate revenues after March 7, 2014 through December 31, 2014 were $636.6 million. The Partnership had an accounts receivable balance related to transactions with Devon of $121.6 million as of December 31, 2014. Additionally, the Partnership had an accounts payable balance related to transactions with Devon of $3.0 million as of December 31, 2014.
Share-based compensation costs included in the management services fee charged to Midstream Holdings by Devon were approximately $2.8 million for the year ended December 31, 2014 and $12.8 million for both 2013 and 2012. Pension, postretirement and employee savings plan costs included in the management services fee charged to the Partnership by Devon were approximately $1.6 million, $8.7 million and $9.1 million for the year ended December 31, 2014, 2013 and 2012 respectively. These amounts are included in general and administrative expenses in the accompanying statements of operations.
Transactions with ENLC
ENLC paid the Partnership $1.2 million during the year ended December 31, 2014 to cover its portion of administrative and compensation costs for officers and employees that perform services for ENLC. This reimbursement is evaluated on an annual basis. Officers and employees that perform services for ENLC provide an estimate of the portion of their time devoted to such services. A portion of their annual compensation (including bonuses, payroll taxes and other benefit costs) is allocated to ENLC for reimbursement based on these estimates. In addition, an administrative burden is added to such costs to reimburse us for additional support costs, including, but not limited to, consideration for rent, office support and information service support.